================================================================================

                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND

                               SEMI-ANNUAL REPORT
                                November 30, 2000
                                   (Unaudited)


      INVESTMENT ADVISER                                  ADMINISTRATOR
      ------------------                                  -------------
UNITED MANAGEMENT COMPANY, LLC                    INTEGRATED FUND SERVICES, INC.
      1005 Glenway Avenue                                 P.O. Box 5354
         P.O. Box 1280                             Cincinnati, Ohio 45201-5354
 Bristol, Virginia 24203-1280                             1.877.823.8637

================================================================================

January 26, 2001

Dear Shareholder:

Y2K is behind us, and investors have just lived through one of the most unusual years in stock market history. As we entered the year 2000, market watchers were worried about a global recession due to the Y2K computer bug. As we begin 2001, the number one concern is still recession and the continued health of the U.S. economy. The concerns of today are more fundamentally based than those of a year ago.

The year 2000 witnessed the Fed increasing rates three times, from 5.5% to 6.5%. The assassination of technology and Internet stocks was considered to be the biggest financial massacre of the last 100 years. The Nasdaq Composite Index plunged 39.3% - the worst year since it was created in 1971. The Dow Jones Industrial Average fell only 6.2% and the S&P 500 Stock Index lost 10.1% - the worst year since 1977.

Fourth-quarter earnings will not be good. We continue to receive earnings and revenue slow-down warnings. It seems that companies will throw everything possible into the fourth quarter, including the kitchen sink, since it is expected to be a bad quarter anyway. One positive is that this will prepare the companies to show better earnings in 2001.

Is the bloodletting in 2000 the beginning of a broad-base bear market? The answer will depend on whether the downturn in the economy is a pause in the longest expansion in a century or the first stage of a recession.

We would like to believe this is a pause, and with Mr. Greenspan beginning to lower interest rates, investors will begin to buy stocks and the economy will move forward again.

THE ECONOMIC SETTING AND OUTLOOK

The economy is a tough call, but odds of the Fed preventing a hard landing are pretty good. We won't know for weeks, maybe even months, how bad the economy will be. There may not be a recession ... just a nasty decline in growth. First-quarter earnings are expected to be disappointing for many companies, maybe even into the second quarter. With the correction of the year 2000 and rate cuts being put in place by the Fed, we need to look beyond the first half of 2001. Earnings should accelerate during 2001. Comparisons will be easier after the first half of the year. First quarter 2000, operating income was up 20%. Fourth-quarter earnings should be up about 2%.

The labor report on January 5 put a damper on the rate decrease. Some investors viewed the unchanged unemployment rate and wage rate increase as an opportunity for the Fed not to take action again on January 31. The fear is that the Fed will view the slump not deep enough for another cut at this time. The Fed's posture is a positive, but a second rate cut is needed to reinvigorate the market.

Letter to Shareholders         January 26, 2001                           Page 2

Projected GDP growth rate for the first half of the year is expected to be 2.5%, picking up to 3.5% in the second half. Corporate earnings are expected to be sluggish this year. The consensus is 7% growth in 2001.

The next few months are a period of maximum risk for the U.S. economy. If the economy is still slowing by early spring, the effects of the declines of interest rates should take hold. The most worrisome factors are softening in labor demand and weakening consumer confidence because the numbers indicate a slowdown has developed.

Tom Galvin of Credit Suisse First Boston recently stated, "The next three months will provide some ugly economic news flow, but should be the most prosperous from an equity standpoint."

FED AND MONETARY POLICY

The current rate cut is the first step in remedying the market's problems. Another rate cut can be expected on January 31. Fifty basis points can't be ruled out. Greenspan shows determination to avoid recession on his watch. The Fed's medicine won't heal the economy overnight, but will have some impact right away by reducing the odds of a recession. Consumer and business psychology should improve; investors should begin nibbling at equities; and corporate America may reconsider future layoffs and investment cutbacks.

FINANCIAL MARKETS

The current focus should be on groups most hurt by the credit crunch. Technology, telecom and financials should lead the way. The current market has tech and telecom stocks priced as if innovation has come to a halt and the nation's capital stock in tech and telecom will never be upgraded again. We do not believe this, although it probably will take time for investors to come back into these stocks. Increasing numbers of investors have become more "risk adverse" after the massacre of 2000 in the Nasdaq.

SECTOR ALLOCATION AND KEY HOLDINGS

Based on market value at November 30, 2000, the following are the leading sectors of the UC Investment Fund portfolio:

     1.   Technology                          24.1%
     2.   Financial Services                  18.8%
     3.   Health Care                         12.4%

We continue to be comfortable with the Fund's sector allocation, and believe it matches our overall top-down analysis. Technology continues its correction, and while it has been painful, we think this group remains a long-term investment.

The top five individual holdings in the UC Investment Fund portfolio as of November 30, 2000, in terms of relative weight, were:

Letter to Shareholders         January 26, 2001                           Page 3

     1.   King Pharmaceuticals, Inc.           5.3%
     2.   Johnson & Johnson                    4.4%
     3.   General Electric Co.                 4.4%
     4.   WorldCom Inc.                        3.8%
     5.   El Paso Electric Co.                 3.8%

FUND PERFORMANCE (PERIODS ENDING 12/31/00)

UC Investment Fund performance compared to the S&P 500 Index and Lipper's Multi-Cap Core Fund classification is as follows:

                                 UCIFX         Multi-Cap Core         S&P 500
                                 -----         --------------         -------

     Fourth Quarter             -7.48%           -7.72%               -7.82%
     One Year                   -6.67%           -3.80%               -9.11%
     Since Inception             7.19%            8.05%                7.42%
     (6/29/98-12/31/00)

IN CLOSING

We believe the economy will avoid a recession. Our conclusion is based on these factors:

     o    Continued low inflation
     o Policy makers having the flexibility to act quickly and forcefully to combat economic weakness.
     o    A lot of the speculative excesses have been reduced.
     o    Cash levels are higher.
     o    Valuations are much lower than the past two or three years.
     o The Fed is ready to do what is necessary to avoid a recession and will move quickly when needed.

Our strategy and fundamental philosophy remain unchanged. We continue to believe that careful analysis of companies, combined with prudent selection, will produce long-term results above the market averages. We remain committed to our investment philosophy and to you, our shareholders. We deeply appreciate the confidence you have placed in us.

Faithfully yours,


Lois A. Clarke
President and Managing Director

/ar

UC INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2000 (UNAUDITED)
================================================================================
ASSETS
Investment securities:
   At acquisition cost                                             $ 43,243,693
                                                                   ============
   At market value (Note 1)                                        $ 45,596,977
Dividends receivable                                                     62,303
Receivable for capital shares sold                                        4,409
Organization costs, net (Note 1)                                         43,683
Other assets                                                             15,166
                                                                   ------------
   TOTAL ASSETS                                                      45,722,538
                                                                   ------------

LIABILITIES
Payable to Adviser (Note 3)                                              38,343
Payable to Administrator (Note 3)                                         8,890
Payable for investment securities purchased                             580,863
Payable for capital shares redeemed                                         600
Other accrued expenses and liabilities                                   27,367
                                                                   ------------
   TOTAL LIABILITIES                                                    656,063
                                                                   ------------

NET ASSETS                                                         $ 45,066,475
                                                                   ============

Net assets consist of:
Paid-in capital                                                      38,693,002
Accumulated net investment loss                                         (19,074)
Accumulated net realized gains from security transactions             4,039,263
Net unrealized appreciation on investments                            2,353,284
                                                                   ------------
Net assets                                                         $ 45,066,475
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                         3,776,198
                                                                   ============

Net asset value, offering price and redemption
   price per share (Note 1)                                        $      11.93
                                                                   ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)
================================================================================
INVESTMENT INCOME
     Interest                                                      $     15,188
     Dividends                                                          336,409
                                                                   ------------
          TOTAL INVESTMENT INCOME                                       351,597
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3)                                  243,502
     Administration fees (Note 3)                                        33,548
     Professional fees                                                   22,838
     Custodian fees                                                      12,564
     Trustees' fees and expenses                                         12,148
     Accounting services fees (Note 3)                                   12,000
     Insurance expense                                                    9,248
     Transfer agent fees (Note 3)                                         9,000
     Amortization of organization costs (Note 1)                          8,455
     Postage and supplies                                                 7,015
     Registration fees                                                    3,291
     Printing of shareholder reports                                        880
     Other expenses                                                       8,174
                                                                   ------------
          TOTAL EXPENSES                                                382,663
                                                                   ------------

NET INVESTMENT LOSS                                                     (31,066)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS
     Net realized gains from security transactions                    3,774,786
     Net change in unrealized appreciation/
        depreciation on investments                                  (7,496,241)
                                                                   ------------

NET REALIZED AND UNREALIZED
     LOSSES ON INVESTMENTS                                           (3,721,455)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM
     OPERATIONS                                                    $ (3,752,521)
                                                                   ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================
                                                               Six Months
                                                                 Ended             Year
                                                              November 30,        Ended
                                                                  2000           May 31,
                                                              (Unaudited)          2000
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income (loss)                             $    (31,066)    $     13,476
     Net realized gains from security transactions               3,774,786          292,636
     Net change in unrealized appreciation/depreciation
        on investments                                          (7,496,241)       7,895,317
                                                              ------------     ------------
Net increase (decrease) in net assets from operations           (3,752,521)       8,201,429
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                         --          (79,468)
     From net realized gains from security transactions                 --          (38,658)
                                                              ------------     ------------
Decrease in net assets from distributions to shareholders               --         (118,126)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                   3,198,581        8,631,288
     Net asset value of shares issued in reinvestment of
        distributions to shareholders                                   --          112,987
     Payments for shares redeemed                               (1,577,628)      (2,897,504)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       1,620,953        5,846,771
                                                              ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (2,131,568)      13,930,074

NET ASSETS:
     Beginning of period                                        47,198,043       33,267,969
                                                              ------------     ------------
     End of period                                            $ 45,066,475     $ 47,198,043
                                                              ============     ============

ACCUMULATED NET INVESTMENT INCOME (LOSS)                      $    (19,074)    $     11,992
                                                              ============     ============

CAPITAL SHARE ACTIVITY:
     Shares sold                                                   242,992          735,958
     Shares reinvested                                                  --            9,017
     Shares redeemed                                              (124,064)        (248,243)
                                                              ------------     ------------
     Net increase in shares outstanding                            118,928          496,732
     Shares outstanding, beginning of period                     3,657,270        3,160,538
                                                              ------------     ------------
     Shares outstanding, end of period                           3,776,198        3,657,270
                                                              ============     ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
---------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                YEAR             PERIOD
                                                                   NOVEMBER 30,           ENDED              ENDED
                                                                      2000               MAY 31,            MAY 31,
                                                                   (UNAUDITED)             2000             1999 (A)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            $      12.91         $      10.53      $      10.00
                                                                  ------------         ------------      ------------

Income from investment operations:
     Net investment income                                                  --                   --              0.05
     Net realized and unrealized gains (losses) on investments           (0.98)                2.41              0.54
                                                                  ------------         ------------      ------------
Total from investment operations                                         (0.98)                2.41              0.59
                                                                  ------------         ------------      ------------

Less distributions:
     Dividends from net investment income                                   --                (0.02)            (0.03)
     Distributions from net realized gains                                  --                (0.01)            (0.03)
                                                                  ------------         ------------      ------------
Total distributions                                                         --                (0.03)            (0.06)
                                                                  ------------         ------------      ------------

Net asset value at end of period                                  $      11.93         $      12.91      $      10.53
                                                                  ============         ============      ============

Total return                                                             (7.59%)(b)           22.94%             5.89% (b)
                                                                  ============         ============      ============

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's)                               $     45,066         $     47,198      $     33,268
                                                                  ============         ============      ============

Ratio of net expenses to average net assets                               1.57% (c)            1.50%             1.81% (c)

Ratio of net investment income (loss) to average net assets              (0.13%)(c)            0.03%             0.64% (c)

Portfolio turnover rate                                                     73% (c)              61%               67% (c)

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                        MARKET
COMMON STOCKS --- 95.8%                               SHARES/PAR        VALUE
                                                                         ($)
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE --- 1.2%
Raytheon Company - Class B                                15,000        525,938
                                                                   ------------

BASIC MATERIALS --- 0.5%
Birmingham Steel Corp.                                   169,500        211,875
                                                                   ------------

CAPITAL GOODS --- 4.3%
General Electric Co.                                      40,000      1,982,500
                                                                   ------------

CONSUMER PRODUCTS --- 3.5%
Procter & Gamble Co.                                      21,000      1,572,375
                                                                   ------------

DEPOSITARY RECEIPTS --- 2.1%
Standard & Poor's 500 Depositary Receipt                   7,000        922,906
                                                                   ------------

ELECTRIC UTILITIES --- 5.6%
Ameren Corp.                                              10,000        443,750
El Paso Electric Co. *                                   125,000      1,712,500
Emerson Electric Co.                                       5,000        364,375
                                                                   ------------
                                                                      2,520,625
                                                                   ------------

FINANCIAL & INSURANCE --- 18.8%
AmSouth Bancorp                                           11,290        167,939
Bank of America Corp.                                     10,000        399,375
Bank One Corp.                                            15,000        537,188
Citigroup, Inc.                                           30,666      1,527,550
First Tennessee National Corp.                            24,000        606,000
First Union Corp.                                         12,000        301,500
FleetBoston Financial Corp.                               30,000      1,125,000
PNC Financial Services Group                              15,000        997,500
Union Planters Corp.                                      20,000        680,000
UnumProvident Corp.                                       35,000        945,000
Wells Fargo & Co.                                         25,000      1,185,938
                                                                   ------------
                                                                      8,472,990
                                                                   ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS --- 95.8%                               SHARES/PAR       VALUE
                                                                        ($)
--------------------------------------------------------------------------------
FOODS --- 3.5%
Archer-Daniels-Midland Co.                                52,500        669,375
Michael Foods, Inc.                                       35,000        918,750
                                                                   ------------
                                                                      1,588,125
                                                                   ------------

HEALTH CARE --- 12.4%
Bristol-Myers Squibb Co.                                  10,000        693,125
Johnson & Johnson                                         20,000      2,000,000
King Pharmaceuticals, Inc. *                              50,000      2,437,500
Merck & Co., Inc.                                          5,000        463,438
                                                                   ------------
                                                                      5,594,063
                                                                   ------------

PRIVATE PLACEMENT (A) --- 3.1%
Ecampus.Com, Inc. *                                      256,410      1,000,000
Interact Electronic Marketing, Inc.                        5,000        400,000
                                                                   ------------
                                                                      1,400,000
                                                                   ------------

REFUSE SYSTEMS --- 1.3%
Waste Management, Inc.                                    25,000        598,438
                                                                   ------------

RETAIL STORES --- 3.2%
CVS Corp.                                                 20,000      1,137,500
Dollar General Corp.                                      20,000        286,250
                                                                   ------------
                                                                      1,423,750
                                                                   ------------

TECHNOLOGY --- 24.1%
America Online, Inc. *                                    30,000      1,218,300
Cisco Systems *                                           30,000      1,436,250
Citrix Systems, Inc. *                                    20,000        476,250
Compaq Computer Corp.                                     55,000      1,182,500
Intel Corp.                                               44,000      1,674,750
International Business Machines Corp.                     18,000      1,683,000
Lucent Technologies, Inc.                                 50,000        778,125
Microsoft Corp. *                                         14,000        803,250
Oracle Corp. *                                            60,000      1,590,000
                                                                   ------------
                                                                     10,842,425
                                                                   ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                        MARKET
COMMON STOCKS --- 95.8%                               SHARES/PAR        VALUE
                                                                          ($)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS --- 8.8%
Motorola, Inc.                                            40,000        802,500
Sprint Corp.                                              55,000      1,265,000
Telefonaktiebolaget LM Ericsson AB - ADR                  15,000        170,625
WorldCom, Inc. *                                         115,000      1,717,812
                                                                   ------------
                                                                      3,955,937
                                                                   ------------

TRANSPORTATION --- 3.4%
Burlington Northern Santa Fe Corp.                        15,000        379,686
Norfolk Southern Corporation                              80,000      1,150,000
                                                                   ------------
                                                                      1,529,686
                                                                   ------------

TOTAL COMMON STOCKS --- (COST $40,788,614)                           43,141,633
                                                                   ------------

U.S. GOVERNMENT AGENCY SECURITIES --- 3.3%
FHLB Discount Note, due 12/01/00 (Cost $1,499,735)     1,500,000      1,500,000
                                                                   ------------

CASH EQUIVALENTS --- 2.1%
Fifth Third U.S. Treasury Money Market Fund
  (Cost $955,344)                                        955,344        955,344
                                                                   ------------

TOTAL INVESTMENT SECURITIES --- 101.2% (COST $43,243,693)            45,596,977

LIABILITIES IN EXCESS OF OTHER ASSETS --- (1.2%)                       (530,502)
                                                                   ------------

NET ASSETS --- 100.0%                                                45,066,475
                                                                   ============

* Non-income producing security.

ADR - American Depositary Receipt.

(A) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Trustees.

See accompanying notes to financial statements.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The UC Investment Fund (the Fund) is a no-load, diversified series of the UC Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Management Company, LLC (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (UNAUDITED)
================================================================================

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $43,529,595 as of November 30, 2000, the Fund had net unrealized appreciation of $2,067,382, consisting of $8,892,259 of gross unrealized appreciation and $6,824,877 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepting accounting principles.

2.   INVESTMENT TRANSACTIONS

During the six months ended November 30, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $19,001,908 and $16,735,655, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. The Vice President of the Trust is also an employee of the Adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

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UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000 (UNAUDITED)
================================================================================

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $25 million; 0.125% on such net assets between $25 million and $50 million; and 0.10% on such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses IFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred no distribution expenses under the Plan during the six months ended November 30, 2000.